Exhibit 25.3

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)

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                               JPMORGAN CHASE BANK
               (Exact name of trustee as specified in its charter)

NEW YORK                                                              13-4994650
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

270 PARK AVENUE
NEW YORK, NEW YORK                                                         10017
(Address of principal executive offices)                              (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)

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                         ARIZONA PUBLIC SERVICE COMPANY
               (Exact name of obligor as specified in its charter)

ARIZONA                                                               86-0011170
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)


400 NORTH FIFTH STREET
PHOENIX, ARIZONA                                                           85004
(Address of principal executive offices)                              (Zip Code)

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                                 DEBT SECURITIES
                       (Title of the indenture securities)

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
                                     GENERAL

Item 1. General Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

         New York State Banking Department, State House, Albany, New York 12110.

         Board of Governors of the Federal Reserve System, Washington, D.C.,
         20551

         Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

         Federal Deposit Insurance Corporation, Washington, D.C., 20429.

     (b) Whether it is authorized to exercise corporate trust powers.

         Yes.

Item 2. Affiliations with the Obligor and Guarantors.

     If the obligor or any Guarantor is an affiliate of the trustee, describe each such affiliation.

     None.

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Item 16. List of Exhibits

     List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

     2. A copy of the  Certificate  of  Authority  of the  Trustee  to  Commence
Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

     3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

     5. Not applicable.

     6. The  consent of the Trustee  required by Section  321(b) of the Act (see
Exhibit  6 to Form T-1  filed in  connection  with  Registration  Statement  No.
33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     8. Not applicable.

     9. Not applicable.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 17TH day of JUNE, 2002.

                                        JPMORGAN CHASE BANK

                                        By Carol Ng
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                                           Carol Ng
                                           Vice President

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
                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                               JPMorgan Chase Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                   at the close of business March 31, 2002, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                  DOLLAR AMOUNTS
                                     ASSETS                         IN MILLIONS


Cash and balances due from depository institutions:
  Noninterest-bearing balances and
  currency and coin ..............................................      $ 22,028
  Interest-bearing balances ......................................         9,189
Securities:
Held to maturity securities ......................................           428
Available for sale securities ....................................        56,159
Federal funds sold and securities purchased under
  agreements to resell
  Federal funds sold in domestic offices .........................         1,901
  Securities purchased under agreements to resell ................        69,260
Loans and lease financing receivables:
  Loans and leases held for sale .................................        13,042
  Loans and leases, net of unearned income .......................      $165,950
  Less: Allowance for loan and lease losses ......................         3,284
  Loans and leases, net of unearned income and
  allowance ......................................................       162,666
Trading Assets ...................................................       152,633
Premises and fixed assets (including capitalized leases) .........         5,737
Other real estate owned ..........................................            43
Investments in unconsolidated subsidiaries and
  associated companies ...........................................           366
Customers' liability to this bank on acceptances
  outstanding ....................................................           306
Intangible assets
  Goodwill .......................................................         1,908
  Other Intangible assets ........................................         7,218
Other assets .....................................................        38,458
TOTAL ASSETS .....................................................      $541,342
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                                   LIABILITIES

Deposits
  In domestic offices ...........................................     $ 151,985
  Noninterest-bearing ...........................................     $  66,567
  Interest-bearing ..............................................        85,418
  In foreign offices, Edge and Agreement
  subsidiaries and IBF's ........................................       119,955
  Noninterest-bearing ...........................................     $   6,741
  Interest-bearing ..............................................       113,214

Federal funds purchased and securities sold under agree-
ments to repurchase:
  Federal funds purchased in domestic offices ...................        12,983
  Securities sold under agreements to repurchase ................        82,618
Trading liabilities .............................................        94,099
Other borrowed money (includes mortgage indebtedness
  and obligations under capitalized leases) .....................        10,234
Bank's liability on acceptances executed and outstanding ........           311
Subordinated notes and debentures ...............................         9,679
Other liabilities ...............................................        25,609
TOTAL LIABILITIES ...............................................       507,473
Minority Interest in consolidated subsidiaries ..................           109

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus ...................             0
Common stock ....................................................         1,785
Surplus (exclude all surplus related to preferred stock) ........        16,304
Retained earnings ...............................................        16,548
Accumulated other comprehensive income ..........................          (877)
Other equity capital components .................................             0
TOTAL EQUITY CAPITAL ............................................        33,760
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TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL ........     $ 541,342
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I, Joseph L. Sclafani, E.V.P. & Controller of
the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.


                                                   WILLIAM B. HARRISON, JR.)
                                                   ELLEN V. FUTTER         )
                                                   LAWRENCE A. BOSSIDY     )

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